UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2017

BLUCORA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25131	91-171810
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10900 N.E. 8th Street, Suite 800
Bellevue, Washington 98004
(Address of principal executive offices) (Zip Code)

(425) 201-6100
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 4, 2017, Blucora, Inc. (“Blucora”) announced that it will host a bank meeting on Wednesday, April 5, 2017, for the purpose of syndicating its new proposed senior secured credit facilities consisting of a new $375,000,000 Senior Secured Term Loan Facility and a new $50,000,000 Revolving Credit Facility. The joint lead arrangers and joint bookrunners for the senior secured credit facilities are Credit Suisse, KeyBank National Association and SunTrust Robinson Humphrey, Inc.
Blucora intends to use the proceeds of the senior secured term loan facility to repay all amounts outstanding under the TaxAct - HD Vest 2015 Credit Facility that Blucora used to finance the acquisition of H.D. Vest in December 2015, and to redeem all of Blucora’s outstanding Convertible Senior Notes due 2019 and to pay fees and expenses incurred in connection with the foregoing.
The consummation of the proposed senior secured credit facilities is subject to a number of factors, including market interest and other conditions.
A copy of Blucora’s press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

This Report and the press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words "believe," "expect," "intend," "anticipate," variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward looking. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Blucora undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in that filing.

Item 9.01.    Financial Statements and Exhibits.

(d)  The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press Release dated April 4, 2017

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUCORA, INC.

Date: April 4, 2017	By:	/s/ Mark A. Finkelstein
Mark A. Finkelstein Chief Legal & Administrative Officer and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated April 4, 2017